SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest event Reported):
                     October 20, 2005 (September 30, 2005)

                               WINWIN GAMING, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21566                84-1219819
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
 Incorporation or Organization)                              Identification No.)

              8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
              ----------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 (702) 212-4530
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               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01. Entry Into a Material Definitive Agreement.

      On October 5, 2005, WinWin Gaming, Inc. (the "Company") reported its entry into a Joint Venture Agreement (the "Joint Venture Agreement") with Solidus Networks, Inc., d/b/a PayByTouch Solutions ("PBT"), dated September 30, 2005, pursuant to which, PBT loaned the Company one million dollars ($1,000,000), to be repaid in full on October 14, 2005, at an interest rate of fifteen percent (15%) on all outstanding principal and at a rate of seventeen percent (17%) after default. On October 14, 2005 the parties executed an amendment to the Joint Venture Agreement extending the repayment date by ten (10) days to October 24, 2005.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2005

WINWIN GAMING, INC.

By: /s/ Larry Goldman
    ----------------------------------------------------------
        Larry Goldman, Chief Financial Officer


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